UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

The Duckhorn Portfolio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject: Employee Update on Acquisition by Butterfly

Dear Team,

As we move toward the closing of the acquisition of The Duckhorn Portfolio by Butterfly Capital, we wanted to provide you with an update on the process and share some important information about what’s ahead. We will continue to be in touch as we have more information to share over the next few months.

Progress toward Closing

We are pleased to report that our preparations for the transaction closing are on track. We have enjoyed productive discussions with Butterfly regarding our operations. Over the past two weeks, we have been meeting with the team at Butterfly that is expected to work with us to review our goals, systems and processes. I’m excited about the opportunities this partnership brings to our company.

What This Means for You

We understand that change can create questions, and we are committed to keeping you informed. Here’s what you can expect moving forward:

•	Continued Communication: We will provide updates about the closing process and share new developments as the situation develops.

•

Employee Engagement: We value your feedback and encourage you to continue to share your thoughts or concerns. We know that transitions can be difficult, and we are here to support you throughout this process. If you have any questions or need assistance, please do not hesitate to reach out to your manager or People Business Partner.

Looking Ahead

We remain on target to close in the next few weeks, subject to the closing conditions set forth in the Merger Agreement. We are genuinely excited about the future and the new possibilities this acquisition brings. By combining the strengths of The Duckhorn Portfolio and Butterfly, we are well-positioned to innovate, grow, and create new opportunities for all our employees.

Thank you for your continued hard work and dedication. We value you and look forward to building a successful future together.

Best regards,

Deirdre

Asunto: Actualización de los empleados sobre la adquisición por parte de Butterfly

Estimado equipo,

A medida que nos acercamos al cierre de la adquisición de The Duckhorn Portfolio por parte de Butterfly Capital, queríamos proveer una actualización sobre el proceso y compartir información importante sobre lo que está por venir. Continuaremos en contacto a medida que tengamos más información para compartir en los próximos meses.

Progreso hacia el cierre

Nos complace informar que nuestros preparativos para el cierre de la transacción van por buen camino. Hemos disfrutado de conversaciones productivas con Butterfly con respecto a nuestras operaciones. Durante las últimas dos semanas, nos hemos reunido con el equipo de Butterfly que se espera que trabaje con nosotros para revisar nuestros objetivos, sistemas y procesos. Estoy entusiasmada con las oportunidades que esta asociación brinda a nuestra empresa.

¿Qué significa esto para usted?

Entendemos que el cambio puede crear preguntas, y nos comprometemos a mantenerlo informado. Esto es lo que puede esperar en el futuro:

•	Comunicación continua: Proporcionaremos actualizaciones sobre el proceso de cierre y compartiremos nuevos desarrollos a medida que se desarrolle la situación.

•

Compromiso de los empleados: Valoramos sus comentarios y le animamos a seguir compartiendo sus pensamientos o preocupaciones. Sabemos que las transiciones pueden ser difíciles y estamos aquí para apoyarlo durante todo este proceso. Si tiene alguna pregunta o necesita ayuda, no dude en ponerse en contacto con su gerente o su representante de recursos humanos.

Mirando hacia el futuro

Nos mantenemos en el objetivo de cerrar en las próximas semanas, sujeto a las condiciones de cierre establecidas en el Acuerdo de Fusión. Estamos realmente entusiasmados con el futuro y las nuevas posibilidades que trae esta adquisición. Al combinar las fortalezas de The Duckhorn Portfolio y Butterfly, estamos bien posicionados para innovar, crecer y crear nuevas oportunidades para todos nuestros empleados.

Gracias por su arduo trabajo y dedicación continuos. Lo valoramos y esperamos construir un futuro exitoso juntos.

Saludos,

Deirdre

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding Duckhorn’s pending acquisition by Butterfly (the “Merger”), including the value of, timing and prospects of the Merger and Duckhorn’s strategy, goals and future focus areas. These forward-looking statements involve risk and uncertainties that are based on Duckhorn management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “will,” “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing of the Merger (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (c) risks related to disruption of management’s attention from Duckhorn’s ongoing business operations due to the Merger; (d) disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with Duckhorn’s customers, distributors, suppliers and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the Merger; (g) the possibility that competing offers or acquisition proposals for Duckhorn will be made; (h) restrictions imposed on our business during the pendency of the Merger; and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”) by Duckhorn, including under the heading “Risk Factors” in Duckhorn’s Annual Report on Form 10-K filed with the SEC on October 7, 2024, in any Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K and other filings that Duckhorn may file from time to time, copies of which are available free of charge on the SEC website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements in this communication are based on information available to Duckhorn and Butterfly as of the date of this communication, and each does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It

In connection with the Merger, Duckhorn filed with the SEC a definitive proxy statement of Duckhorn on December  2, 2024 (the “Definitive Proxy Statement”). Duckhorn mailed or otherwise provided the Definitive Proxy Statement to its stockholders on or about December 2, 2024. DUCKHORN URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUCKHORN, THE MERGER AND RELATED

MATTERS. You will be able to obtain a free copy of the Definitive Proxy Statement and other related documents (when available) filed by Duckhorn with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Definitive Proxy Statement and other documents (when available) filed by Duckhorn with the SEC by accessing the Investor Relations section of Duckhorn’s website at https://ir.Duckhorn.com/.

Participants in the Solicitation

Duckhorn and Marlee Buyer, Inc. and certain of their affiliates, directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information regarding the Company’s directors and executive officers is contained in the “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the definitive proxy statement for the 2025 annual meeting of stockholders of the Company, which was filed with the SEC on October 7, 2024 (the “Annual Meeting Proxy Statement”) and is also contained in the “The Merger—Interests of Duckhorn’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” sections of the Definitive Proxy Statement filed by the Company. Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Pete Przybylinski, filed on October  11, 2024; by Zach Rasmuson, filed on October  11, 2024; by Sean B.A. Sullivan, filed on October  11, 2024; and by Jennifer Fall Jung, on October 11, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at https://ir.duckhorn.com. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.